Exhibit 99.2

NASDAQ: LQDT Liquidity Services Plans to Acquire GoIndustry DoveBid May 9, 2012

Safe-Harbor Statement FORWARD-LOOKING INFORMATION This presentation contains forward-looking statements. All forward-looking statements speak only as of the date of this presentation. Except as required by applicable law, we do not intend to publicly update or revise any forward-looking statements. These forward-looking statements are only predictions and are not guarantees of performance. These statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Many of these factors are beyond our ability to control or predict. You can identify forward-looking statements by terminology such as "may," "will," "should," "could," "would," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continues" or the negative of these terms or other comparable terminology. These statements include, among others, statements regarding our expected business outlook, anticipated financial and operating results, our business strategy and means to implement the strategy, our objectives, the amount and timing of capital expenditures, the likelihood of our success in expanding our business, financial plans, budgets, working capital needs and sources of liquidity. In particular, they also contain statements relating to revenues, earnings, synergies, economic performance and future prospects, including reference to the synergies to be achieved through the acquisition. No statement in this presentation is intended as a profit forecast or profit estimate and no statement in this presentation should be interpreted to mean that the future earnings per share of Liquidity Services Inc. following the acquisition will, for the current or future financial years, necessarily match or exceed the historical or published earnings per share of Liquidity Services, Inc. For the purposes of the UK City Code on Takeovers and Mergers, the directors of Liquidity Services, Inc. accept responsibility for the information and statements contained in this presentation that relate to both Liquidity Services, Inc. and GoIndustry DoveBid PLC. To the best of the knowledge and belief of the directors of Liquidity Services, Inc. (who have each taken all reasonable care to ensure that such is the case), the information contained in this presentation for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information. Potential investors should carefully review in its entirety our filings with the Securities and Exchange Commission from time to time. You should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in our periodic reports could harm our business, prospects, operating results, and financial condition.

Expands size and depth of buyer base, client roster, sales team, and marketing capabilities Strengthens lilquidity services’ position in existing markets Aerospace, industrial equipment, transportation & scrap metal Adds new “inside the building” markets BioPharma, consumer packaged goods, semiconductor and electronics Leverages Liquidity Services’ field operations capabilities Captures new supply from existing and new accounts Shared technology platforms will boost access to buyers Liquidity Services Plans to Acquire GoIndustry DoveBid Deal enhances the #1 online marketplace for surplus capital assets

Approximately $31 million all-cash consideration Approx. $11 million equity value Approx. $20 million in assumed liabilities GMV Multiple: 0.1x Revenue Multiple: 0.6x Neutral to FY12 earnings One to three cents accretive to FY13 Currently expected to close in early July, 2012 Summary of Principal Transaction Terms

Deal Penetrates Global Capital Asset Market Opportunity

Liquidity Services Inc.

GoIndustry DoveBid enhances our online capital assets marketplace in a global market valued at $100 billion

U.S. Retail	Global Capital Assets	Public Sector
Liquidation.com Jacobs Trading Company Liquidation.com Direct	Network International TruckCenter.com GoIndustry DoveBid	Government Liquidation GovDeals® A Liquidity Services Marketplace
2010: $49.7 B 2015: $63.3 B	2011: $100 B	2011: $2.0 B
Total Reverse Logistics Market – North America Source: D.F. Blumberg Associates and RLT, Inc.	Source: Company evaluation of addressable market	Source: Company Research

http://www.liquidityservicesinc.com/investors 5

Acquisition Advances Our Growth Strategy Global market leader for “inside the building” capital assets 6,000+ selling clients 407,000+ registered buyers; assets sold in 108 countries 4.3 million asset sales and valuation transactions Impressive base of large, global enterprises clients Over 50 active clients in 2011 Fortune 1000 Award-winning service P&G Business Supplier of Excellence Award (’09, ’10, ’11) PepsiCo Supplier of the Year (’09, ’10) ACQ Asset Appraiser of the year (’08, ’09, ’10, ‘11, ‘12) Clients include 50+ Liquidity Services’ top prospects GOI’s “local” presence in key European and APAC countries will help expand business with existing and prospective Liquidity Services’ clients Complementary technology to expand services for clients and buyers External Acquire Complementary Capabilities

Acquisition Advances Our Growth Strategy

Liquidity Services Inc.


Innovation
Expand / Enhance Service Offering
Expand Vertical Market Segments & Expertise

GoIndustry DoveBid

- **New services** for Liquidity Services' clients/prospects
  - Asset discovery, inspection and auditing by experts in industrial plant & machinery
  - Asset valuation – live (appraisers) & desktop (AssetZone)
  - Asset redeployment (AssetZone)
- Rapidly improve ability to **serve Liquidity Services' clients globally**
  - Feet on the street in six world regions and 26 countries
  - Expertise assembling in-country teams for large projects

- Strength is **"inside the building" plant & machinery** used to manufacture:
  - Basic materials (steel, process chemicals, building materials)
  - Semiconductors & electronic components
  - Electrical sub-components
  - Computer hardware & telecommunications equipment
  - Pharmaceuticals
  - Transportation equipment (road, air, sea, rail)
  - Consumer products
- Leading **financial services firms / asset-based lenders** are long-term GoIndustry DoveBid clients

http://www.liquidityservicesinc.com/investors 7

Acquisition Advances Our Growth Strategy

Liquidity Services Inc.

GoIndustry DoveBid

Organic

Grow Buyer Base & Increase Participation

- GoIndustry DoveBid adds **specialized buyer base** and is **complementary to existing base** of capital asset buyers
- Opportunity to **cross-promote marketplaces / assets**
  - Leverage traffic to GOI's www.go-dove.com website
  - Market to GOI's 407,000+ registered buyers
  - Market GOI's global assets to Liquidity Services' existing buyer base

Further Penetrate Existing Sellers

- Providing **local support in more countries/regions to** LSI Capital Assets sellers will drive primary impact
- **Limited overlap today** among existing Fortune 1000 sellers

Develop New Seller Relationships

- **Unique opportunity to buy (vs. build) relationships** with 50+ very large, global capital assets sellers and 9 of the largest asset-based lenders including:
- *Sellers* – **BAE, Bosch, Covance, Ford-Europe, Honeywell, Ingersoll-Rand, Pfizer, Renault and Visteon**
- *Asset-based lenders* – **Barclays, HSBC, Lloyds, JP Morgan, PNC, RBS and Siemens Financial**

http://www.liquidityservicesinc.com/investors 8

GoIndustry DoveBid Overview

Liquidity Services Inc.

GoIndustry DoveBid is a global market leader in asset management, auction and valuation services with a focus on Fortune 1000 Clients

Industry Verticals

- Pharmaceutical, Healthcare
- Technology, Electronics
- Automotive, Machinery
- Consumer Goods Manufacturing
- Aerospace, Defense

Global Presence

- 36 offices across 20 countries
- America, Europe, Asia
- Africa (Associated Auctioneer)
- Multi-Lingual web site
- Only Western company in China w/ auction license for Cap Assets.

Business model

- Attractive consignment sales model
- Neutral to negative working capital requirements
- Four different ways of generating gross profit
  - Buyers Premium
  - Sellers Commission
  - Professional Service Fees
  - Principal Sales

GoIndustry DoveBid

Client & Customers

- 50+ active Fortune 1000 clients
- Manufacturer, OEM's
- Financial Institutions
- Asset Based Lenders
- Database of 500,000+ potential buyers

Add. Services

- Valuation/Appraisal Service
- Re-Deployment Tool (AssetZone)
- Insolvency, Liquidation Business
- Plant Closure Capabilities
- Internet Webcast Auctions

Employees

- US: 105
- Europe: 106
- APAC: 80
- Total: 291

http://www.liquidityservicesinc.com/investors 9

GOI Significantly Expands Liquidity Services’ Geographic Footprint: Adds Critical Mass in Europe and Asia Germany: 4 Austria: 1 UK: 4 France: 1 Spain: 1 10 Philippines: 1 Australia: 1 India: 1 China: 2 Honk Kong: 1 Taiwan: 1 S. Korea: 1 Japan: 1 Thailand: 1 Malaysia: 1 Singapore: 1